United States
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

The Prudential Variable Contract Account-10
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Prudential Variable Contract Accounts

Level I Answering Machine Script

Hello.

I am calling regarding your current investment in Prudential Variable Contract Account-2, also known as VCA-2, or Prudential Variable Contract Account-10, also known as VCA-10.

The Special Meeting of Contractholders is scheduled to take place on November 15, 2022. All contractholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-821-2712 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.